UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 13, 2024

ANSYS, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-20853	04-3219960
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2600 ANSYS Drive,
Canonsburg, PA 15317
(Address of principal executive offices)

(844)-462-6797
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of  the Registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	ANSS	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging Growth Company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

As previously announced, on January 15, 2024, ANSYS, Inc., a Delaware corporation (the “Company” or “Ansys”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), with Synopsys, Inc., a Delaware corporation (“Synopsys” or “Parent”), and ALTA Acquisition Corp., a Delaware corporation and wholly owned subsidiary of Synopsys (“Merger Sub”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, Merger Sub will merge with and into Ansys (the “Merger”), with Ansys surviving the Merger as a wholly owned subsidiary of Synopsys. The Company filed a definitive proxy statement (the “Proxy Statement”) with the Securities and Exchange Commission (the “SEC”) on April 17, 2024, in connection with the Merger Agreement and the transactions contemplated thereby.

Stockholder Demands and Supplemental Proxy Statement Disclosure
In connection with the proposed Merger, fourteen demand letters have been served on Ansys by purported Company stockholders challenging the adequacy of certain disclosures made in the Proxy Statement (collectively, the “Demand Letters”). Ansys believes that the allegations in the Demand Letters are without merit.

Ansys denies that it has violated any laws or breached any duties to Ansys’ stockholders, denies all allegations in the Demand Letters, and believes that no supplemental disclosure to the Proxy Statement was or is required under any applicable law, rule or regulation. However, solely to eliminate the burden and expense of potential litigation, to moot certain of plaintiffs’ disclosure claims, to avoid potential delay or disruption to the Merger, and to provide additional information to Ansys’ stockholders, Ansys has determined to voluntarily supplement the Proxy Statement with the below disclosures. Ansys believes that the disclosures set forth in the Proxy Statement comply fully with applicable law and nothing in the below supplemental disclosure will be deemed an admission of the legal necessity or materiality under applicable law of any of the disclosures set forth herein.

To the extent that information in the below supplemental disclosures differs from, or updates information contained in, the Proxy Statement, the information in the below supplemental disclosures will supersede or supplement the information in the Proxy Statement. Except as otherwise described in the below supplemental disclosures or the documents referred to, contained in or incorporated by reference herein, the Proxy Statement, the annexes to the Proxy Statement and the documents referred to, contained in or incorporated by reference in the Proxy Statement are not otherwise modified, supplemented or amended.

The following information supplements the Proxy Statement, and should be read in conjunction with the Proxy Statement, which is available at the SEC’s website, www.sec.gov, and which should be read in its entirety, including the annexes thereto. The information contained in this supplement is incorporated by reference into the Proxy Statement. All page references in the information below are references to pages in the Proxy Statement, and the terms used below have the meanings set forth in the Proxy Statement.

1.
The disclosure under the heading “The Merger – Background of the Merger” is hereby amended and supplemented by adding the text below as a new paragraph at the end of the section on page 68 of the Proxy Statement:

Through the date of the execution of the merger agreement, there had been no substantive discussions or negotiations with respect to post-closing employment or equity arrangements for any of Ansys’ executive officers. None of the executive officers have entered into any agreement with Synopsys or any of its affiliates regarding employment with, or the right to purchase or participate in the equity of, the surviving corporation or one or more of its affiliates. Prior to and following the closing of the merger, certain of our executive officers may have discussions and enter into agreements with Ansys or Synopsys or their subsidiaries or their respective affiliates regarding employment with, or the right to purchase or participate in the equity of, the surviving corporation or one or more of its affiliates. On March 19, 2024, Synopsys and Ansys mutually agreed to designate Dr. Ajei Gopal, President and Chief Executive Officer of Ansys, to become a member of the Synopsys board of directors at the effective time, subject to completion of Synopsys’ director nomination process and satisfaction of all applicable eligibility requirements established by Synopsys’ Corporate Governance and Nominating Committee. Ansys and Synopsys have not yet determined or agreed as to the remaining member of the Ansys board of directors to be appointed to the Synopsys board of directors.

2.
The disclosure under the heading “The Merger – Opinion of Qatalyst Partners” is hereby amended and supplemented by adding the following underlined text to the first bulleted paragraph appearing on page 74 of the Proxy Statement:

subtracting the face value of Ansys’ outstanding debt as of December 31, 2023 (including unfunded pension obligations), of $767 million, as provided by Ansys’ management; and

3.
The disclosure under the heading “The Merger – Opinion of Qatalyst Partners” is hereby amended and supplemented by replacing the table provided on page 76 of the Proxy Statement in its entirety with the following table containing a column providing the enterprise value of each transaction:

Announcement Date	Target	Acquiror	FD Enterprise Value ($M)	NTM LFCF MULTIPLE
11/14/16	Mentor Graphics Corporation	Siemens Industry, Inc.	4,521	46.6x
08/19/21	Inovalon Holdings, Inc.	Nordic Capital	7,209	41.5x
12/07/21	Mimecast Limited	Permira Holdings Limited	5,538	40.6x
12/12/22	Coupa Software Incorporated	Thoma Bravo	8,003	39.3x
12/21/20	RealPage, Inc.	Thoma Bravo	10,186	37.8x
10/28/18	Red Hat Inc.	IBM Corp	33,622	33.8x
09/21/22	AVEVA Group plc	Schneider Electric SE	11,416	31.9x
09/21/23	Splunk Inc.	Cisco Systems Inc.	29,552	29.3x
05/04/22	Black Knight, Inc.	Intercontinental Exchange, Inc.	15,873	28.2x
03/06/18	CommerceHub, Inc.	GTCR and Sycamore Partners	1,049	26.8x
02/02/15	Advent Software, Inc.	SS&C Technologies Holdings, Inc.	2,683	24.1x
12/20/21	Cerner Corporation	Oracle Corporation	28,938	23.9x
04/07/15	Informatica Corp	Permira Holdings Limited	4,874	22.1x
09/19/16	Infoblox Inc.	Vista Equity Partners	1,353	21.9x
06/15/15	Dealertrack Technologies, Inc.	Cox Automotive, Inc.	4,617	20.0x
08/05/21	Cornerstone OnDemand, Inc.	Clearlake Capital Group, L.P.	5,238	18.4x
01/31/22	Citrix Systems, Inc.	Vista Equity Partners Management, LLC and Evergreen Coast Capital Corp.	16,519	17.9x
05/26/22	VMware, Inc.	Broadcom Inc.	70,200	16.6x
07/01/11	Blackboard Inc.	Providence Equity Partners L.L.C.	1,750	16.2x
12/15/14	Riverbed Technology, Inc.	Thoma Bravo	3,580	15.5x
11/07/21	McAfee Corp.	Advent, Permira, Crosspoint Capital, CPP Investments, GIC and ADIA	14,472	14.5x
12/17/19	LogMeIn, Inc.	Francisco Partners Management, L.P.	4,418	14.0x
07/07/16	AVG Technologies N.V.	Avast Software B.V.	1,452	13.2x
07/02/12	Quest Software, Inc.	Dell Inc.	2,386	12.8x
05/06/13	BMC Software Inc.	Bain Capital, Golden Gate Capital, GIC Special Investments Pte Ltd., and Insight Venture Partners	7,136	10.6x
11/02/15	Neustar, Inc.	Golden Gate Capital	2,882	5.9x
06/12/19	Medidata Solutions, Inc.	Dassault Systèmes SE	5,785	-

Note: “-” means non-meaningful. Multiples greater than 50.0x or negative are considered non-meaningful.

Ansys Cautionary Statement Regarding Forward-Looking Statements

This communication may contain “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the U.S. Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on Ansys’ current expectations, estimates and projections about the expected date of closing of the proposed transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by Ansys and Synopsys, all of which are subject to change. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “potentially,” “estimate,” “continue,” “expect,” “target,” similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. All forward-looking statements by their nature address matters that involve risks and uncertainties, many of which are beyond our control, and are not guarantees of future results, such as statements about the consummation of the proposed transaction and the anticipated benefits thereof. These and other forward-looking statements, including the failure to consummate the proposed transaction or to make or take any filing or other action required to consummate the transaction on a timely matter or at all, are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the completion of the proposed transaction on anticipated terms and timing, including obtaining shareholder and regulatory approvals, anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies for the management, expansion and growth of Ansys’ and Synopsys’ businesses and other conditions to the completion of the transaction; (ii) failure to realize the anticipated benefits of the proposed transaction, including as a result of delay in completing the transaction or integrating the businesses of Ansys and Synopsys; (iii) Ansys’ ability to implement its business strategy; (iv) pricing trends, including Ansys’ and Synopsys’ ability to achieve economies of scale; (v) potential litigation relating to the proposed transaction that could be instituted against Ansys, Synopsys or their respective directors; (vi) the risk that disruptions from the proposed transaction will harm Ansys’ or Synopsys’ business, including current plans and operations; (vii) the ability of Ansys or Synopsys to retain and hire key personnel; (viii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; (ix) uncertainty as to the long-term value of Synopsys’ common stock; (x) legislative, regulatory and economic developments affecting Ansys’ and Synopsys’ businesses; (xi) general economic and market developments and conditions; (xii) the evolving legal, regulatory and tax regimes under which Ansys and Synopsys operate; (xiii) potential business uncertainty, including changes to existing business relationships, during the pendency of the Transaction that could affect Ansys’ or Synopsys’ financial performance; (xiv) restrictions during the pendency of the proposed transaction that may impact Ansys’ or Synopsys’ ability to pursue certain business opportunities or strategic transactions; (xv) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as Ansys’ and Synopsys’ response to any of the aforementioned factors; and (xvi) failure to receive the approval of the stockholders of Ansys. These risks, as well as other risks associated with the proposed transaction, are more fully discussed in the proxy statement/prospectus filed with the SEC in connection with the proposed transaction. While the list of factors presented here is, and the list of factors presented in the proxy statement/prospectus are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on Ansys’ or Synopsys’ consolidated financial condition, results of operations, or liquidity. Neither Ansys nor Synopsys assumes any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

Important Information and Where to Find It

This communication relates to a proposed transaction between Synopsys and Ansys.  In connection with the proposed transaction, Synopsys filed with the SEC, and the SEC has declared effective on April 17, 2024, a registration statement on Form S-4 (File No. 333-277912), that included a prospectus with respect to the shares of common stock of Synopsys to be issued in the proposed transaction and a proxy statement of Ansys and is referred to as the proxy statement/prospectus.  Each party may also file other documents regarding the proposed transaction with the SEC.  This document is not a substitute for the proxy statement/prospectus or registration statement or any other document that Synopsys or Ansys may file with the SEC. The definitive proxy statement/prospectus will be mailed to all Ansys stockholders. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders may obtain free copies of the registration statement, proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by Synopsys or Ansys through the website maintained by the SEC at www.sec.gov.

The documents filed by Synopsys with the SEC also may be obtained free of charge at Synopsys’ website at https://investor.synopsys.com/overview/default.aspx or upon written request to Synopsys at Synopsys, Inc., 675 Almanor Avenue, Sunnyvale, California 94085, Attention: Investor Relations. The documents filed by Ansys with the SEC also may be obtained free of charge at Ansys’ website at https://investors.ansys.com/ or upon written request to kelsey.debriyn@ansys.com.

Participants in the Solicitation

Synopsys, Ansys and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Ansys’ stockholders in connection with the proposed transaction. Information about Ansys’ directors and executive officers and their ownership of Ansys’ common stock is set forth in Ansys’ proxy statement for its 2024 Annual Meeting of Stockholders on Schedule 14A filed with the SEC on April 10, 2024. To the extent that holdings of Ansys’ securities have changed since the amounts printed in Ansys’ proxy statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC.  Information about Synopsys’ directors and executive officers is set forth in Synopsys’ proxy statement for its 2024 Annual Meeting of Stockholders on Schedule 14A filed with the SEC on February 16, 2024 and Synopsys’ subsequent filings with the SEC. Additional information regarding the direct and indirect interests of those persons and other persons who may be deemed participants in the proposed transaction may be obtained by reading the proxy statement/prospectus filed by Synopsys and declared effective by the SEC on April 17, 2024, and any other relevant documents that are filed with the SEC relating to the proposed transaction.  You may obtain free copies of these documents as described in the preceding paragraph.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 13, 2024

ANSYS, Inc.

By:	/s/ Ajei S. Gopal
Name:	Ajei S. Gopal
Title:	President and Chief Executive Officer